Business Combination
of
Secure America Acquisition Corporation
and
Ultimate Escapes Holdings, LLC

Luxury Destination Clubs

October 2009

Safe Harbor Statement

- This presentation has been filed with the Securities and Exchange Commission ("SEC") as part of a Current Report on Form 8K filed by Secure America Acquisition Corporation ("Secure America") on October 15, 2009. Secure America is holding presentations for its security holders, as well as certain other persons, regarding the proposed business combination. A copy of the complete presentation is available at the SEC's website at http://www.sec.gov.
- Except for the historical information contained herein, this presentation contains among other things, certain forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or similar expressions by or about Secure America, Ultimate Escapes and their combined business after completion of the proposed business combination. These statements are based upon the current beliefs and expectations of the management of Secure America and Ultimate Escapes and are subject to significant risks and uncertainties, including those detailed in Secure America's filings with the SEC. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Secure America or Ultimate Escapes). The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: weather and natural disasters; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Ultimate Escapes is engaged; fluctuations in consumer demand; management of rapid growth; intensity of competition from other companies in the same or similar industry; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Secure America's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the period ended December 31, 2008. The information set forth herein should be read in light of such risks.
- Neither Secure America nor Ultimate Escapes assumes any obligation to publicly update or revise any forward-looking statements or information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.
- The financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. Accordingly, such information and data may not be included, or may be presented differently, in the Company's proxy statement to solicit shareholder approval for its proposed business combination. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.
- SunTrust Robinson Humphrey ("SunTrust") and Morgan Joseph & Co. Inc. ("Morgan Joseph") were the co-managing underwriter of Secure America's initial public offering consummated in October 2007. Secure America, Ultimate Escapes Holdings, LLC ("Ultimate Escapes"), their respective directors and executive officers, Morgan Joseph and SunTrust may be deemed to be participants in the solicitation of proxies for the Secure America special meeting of stockholders at which stockholders will be asked to approve this transaction. Certain directors and executive officers of Secure America beneficially own or have interests in certain securities of Secure America, which are not entitled to liquidation distributions Secure America may make with respect to its shares of common stock and other securities will expire worthless if the business combination is not approved. Morgan Joseph and SunTrust will also not be entitled to certain advisory fees or deferred underwriting discounts and commissions relating to Secure America's initial public offering if the business combination is not consummated.
- Stockholders of Secure America and Ultimate Escapes and other interested persons are advised to read Secure America's preliminary proxy statement and definitive proxy statement, when available, in connection with Secure America's solicitation of proxies for the special meeting at which Secure America's stockholders will be asked to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to Secure America's security holders as of a record date to be established for voting on the business combination proposal and other proposals. Security holders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

  Secure America Acquisition Corporation , Attn: C. Thomas McMillen
  1005 North Glebe Road, Suite 550
  Arlington, VA 22201

- The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC's website at http://www.sec.gov.

Transaction Summary

- Secure America Acquisition Corporation ("SAAC")
  - In October 2007, SAAC raised net proceeds of approximately $80.0 million through its IPO
  - Each unit consists of one share of common stock and one warrant with an exercise price of $5.25
- Current cash in trust of $79.415 million or $7.94 per share
- On September 2, 2009, SAAC entered into a definitive agreement to acquire Ultimate Escapes Holdings, LLC ("Ultimate Escapes"), the second largest destination club worldwide, with SAAC surviving the acquisition and changing its name to Ultimate Escapes, Inc.
- SAAC reviewed over 50 companies and determined that Ultimate Escapes, although not in target industry, presented the most attractive opportunity
- The transaction is expected to close in October 2009


Investment Highlights
Elite Club – Casa Eternidad
Los Cabos, Mexico
5,105 Square feet
4 Bedrooms, 5 Bathrooms
Outdoor Heated Pool/Spa
Oceanfront

Investment Highlights

- Ultimate Escapes is a market leader in the luxury destination club market and is the #1 destination club as measured by number of global destinations and #2 as measured by number of members
- Excellent long-term revenue visibility, driven by recurring revenue
- Rapid growth-to-date expected to continue, both organically and via accretive transactions
- Seasoned, experienced management team has worked together for 15-20 years in various successful ventures, including public company/IPO experience
- Transaction value of $186 million with real estate portfolio appraised at $167 million, based on recent appraisals by primary lender (CapitalSource)
- Attractive economics - pro forma 2009 & 2010 EBITDA multiples are 26.7% & 44.9% discount to respective public company comparables[1]

Ultimate Escapes LUXURY DESTINATION CLUBS

(1) Discount based on the industry median multiples defined on slide 31

DeSPACing the SPAC

- Restructuring removes any legacy SPAC concerns
- Criticisms of the typical SPAC structure:
  - Dilution from warrants
  - Dilution from founders' shares
  - Uncertainty of shareholder approval
- SAAC has resolved these negative attributes via restructuring:
  - All outstanding SAAC warrants will be amended from an exercise price of $5.25 to $8.80 per share, 10+% out of the money providing for accretive growth capital in the future
  - SAAC founders' ownership position will be reduced to an aggregate of 20% of issued and outstanding shares of SAAC as of the closing, accounting for any shareholder redemptions
  - Increased likelihood of shareholder approval given removal of 30% conversion rights limitation

Transaction Structure

- Ultimate Escapes is valued at $186 million, transaction value includes:
  - $126 million in assumed debt,
  - $57 million in common stock, and
  - $3 million in cash needed to satisfy tax liability related to the transaction
- Under the terms of the business combination, the total consideration paid by SAAC to Ultimate Escapes stockholders consists of:
  - The delivery of approximately 7,178,841 units exchangeable for SAAC common stock valued at $7.94 per share
  - Up to 3.0 million additional shares of SAAC's common stock if Adjusted EBITDA in 2010 or 2011 is between $23 million and $27 million
  - Up to 4.0 million additional shares of SAAC's common stock if Adjusted EBITDA in 2011 or 2012 is between $32 million and $45 million

Overview of Ultimate Escapes

- Ultimate Escapes was founded in 2004 and is the industry's fastest growing and most diverse family of luxury destination clubs in the world
- Ultimate Escapes has experienced rapid membership growth through a combination of organic membership sales and accretive transactions
- Ultimate Escapes has:
  - Over 1,200 affluent club members
  - Over 130 club properties in 45 global destinations
  - $167 million recently appraised real estate portfolio
  - Access to over 140 four and five-star affiliated luxury hotels and resorts
- Within the Destination Club industry, Ultimate Escapes is:
  - #1 club as measured by total number of global destinations
  - #1 club with properties in the $1 million range
  - #1 club with properties in the $2 million range
  - #2 club with properties in the $3 million range
  - #2 club in total number of members


Financial Highlights
Signature Club – Pura Vida
Costa Rica
4,800 square feet
4 Bedrooms, 5 Bathrooms
Outdoor Heated Pool/Spa
Golf and Ocean Views
Reserva Conchal Resort

Pro Forma Financial Highlights

Total Year-End Members



2,000
1,500
1,000
500
0
21.7% CAGR
782
1,260
1,714
2007A
2008A
2009E
2010P
2011P

Revenue (a)

($ in millions)



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
31.9% CAGR
$22.4
$29.1
$44.5
$55.1
$68.0
2007A
2008A
2009E
2010P
2011P

EBITDA (a)

($ in millions)



$60.0
$40.0
$20.0
$0.0
-$20.0
29.8% CAGR
$(14.3)
$(1.2)
$19.0
$23.0
$32.0
2007A
2008A
2009E
2010P
2011P

Net Income (a)

($ in millions)



$45.0
$30.0
$15.0
$0.0
-$15.0
-$30.0
102.3% CAGR
-$23.5
-$15.9
$4.0
$16.4
2007A
2008A
2009E
2010P
2011P

Notes:

(a) Based on adjusted GAAP revenue recognition: The non-refundable 25% of new member initiation fees is recognized over first 18 months of membership, with remaining membership fee amortized over 10 years

Ultimate Escapes
LUXURY DESTINATION CLUBS

Long-Term Revenue Visibility

- Large member base and high 97-99% renewal rate lead to long-term revenue visibility, including substantial recurring revenue
- Revenue recognition comprised of recurring annual dues, nightly fees and services fees and semi-recurring new member initiation fees and new member dues
- Qualified affluent prospects are on the sidelines due to the economy. As economy improves, new leads are increasing, sales opportunity pipeline is growing and close rates are improving
- Current real estate infrastructure allows for forecasted member growth through 2011 before purchases of new homes are required

Components of Revenue ($ in millions)



2010 revenue visibility: $38.3 mn
2011 revenue visibility: $46.7 mn
$80.0
$60.0
$40.0
$20.0
$0.0
$29.1
27.8%
12.3%
21.4%
38.2%
$44.5
1.9%
6.0%
1.2%
15.5%
75.4%
$55.1
5.4%
15.9%
9.1%
21.7%
47.9%
$68.0
7.2%
9.4%
14.7%
24.2%
44.5%
2008A
2009E
2010P
2011P
Existing Member Dues & Fees
Amortization of Membership Fees
Reciprocity Fees
New Member Initiation Fees (a)
New Member Dues & Fees

(a) Includes Discovery Membership revenues

Ultimate Escapes
LUXURY DESTINATION CLUBS

Future Growth Strategy

- **Additional accretive transactions**
  - Historically it has been cheaper to buy existing club assets at a "discount" rather than build organically; this trend expected to continue
- **Global expansion**
  - Europe
  - Asia
- **Introduce new club offerings and plans**
  - Equity club offering
  - Points-based membership plans
- **Partnerships/joint ventures with luxury brands & hospitality REITS**
- **"Private label" offerings with resort and hospitality brands**

Ultimate Escapes
LUXURY DESTINATION CLUBS

Ultimate Escapes Outperforms Luxury Shared-Use Market

LUXURY FRACTIONAL PRC AND DESTINATION CLUB SALES (IN MILLIONS)				
	2006	**2007**	**2008**	**'07 - '08 % Change**
Traditional Fractional Interest	$476.0	$485.1	$263.0	-46%
Private Residential Clubs	$1,070.1	$1,202.3	$912.0	-24%
Destination Clubs	$575.5	$610.0	$349.0	-43%
Total Luxury Fractional & Destination Club Sales	**$2,121.9**	**$2,297.4**	**$1,525.0**	**-34%**

Source: Ragatz Associates

- Recession impacted luxury shared-use market, with industry sales down 34%
- Ultimate Escapes outperformed the luxury shared-use industry, with record member growth, revenue growth and EBITDA growth forecasted in 2009:
  - 53% membership growth (2008-2009)
  - 53% revenue growth (2008-2009)
  - Expected Positive EBITDA and Net Income

Ultimate Escapes™
LUXURY DESTINATION CLUBS

Industry Resilient & Growth Opportunities

- **Large destination clubs have been reasonably resilient through the global market downturn, due to strong member appeal, critical operational scale and affluent membership demographics**
  - High-net-worth member base has continued to pay annual dues and maintain frequent travel plans despite a broader slow-down in business and leisure travel (1st Quarter 2009 busiest quarter ever for volume of member travel)
- **Ultimate Escapes' property values have held better than overall market** - as evidenced by recent appraisals completed by the Company's lender (CapitalSource)
- **Tremendous property acquisition opportunities in soft luxury real estate markets during 2009 and 2010**
  - Successful transaction with Secure America will generate expected minimum of $20 million of new capital at closing, and potentially raise additional $100+ million from future warrant conversion, which could be used to acquire "distressed" clubs and luxury real estate
  - The ***Ultimate Reciprocity Program*** capitalizes on excess current capacity without making new property acquisitions


Management Team
Premiere Club – Belizean Dreams
Belize
2,300 square feet
3 Bedrooms, 3 Bathrooms
Outdoor Heated Pool/Spa
Beachfront

Experienced Management Team

Richard Keith
Chairman

- 15 years experience in launching successful start-up companies
- Private Escapes - *Founder, President*
- Center Partners, Inc. - *Co-Founder*
- Private Retreats Destination Club - *Chief Operating Officer*
- AppleOne Employment Services - *Founder*

Jim Tousignant
President and CEO

- 20 years entrepreneurial experience building fast growth companies
- Ultimate Resort - *Founder, President & CEO*
- Multex.com - *President and Co-Founder*
- Thomson Financial - *Managing Director, Global Sales*
- Morgan Stanley - *Managing Director, Business Development*

Phil Callaghan
Chief Financial Officer

- 25 years experience in senior management and finance
- Multex.com - *Chief Financial Officer*
- Thomson Financial - *Senior Vice President, Finance*
- MTV Europe - *Financial Director*

Gregg Amonette
Senior VP, Bus Dev

- 20 years experience
- Reuters - *Senior Vice President, Business Development*
- Multex.com - *Executive Vice President Global Product Groups*
- ADP Brokerage - *Vice President Retail Sales*

Tom D'Ambrosio
CTO/Senior VP, Tech

- 20 years experience
- Reuters - *Chief Information Officer, Reuters Research*
- Multex.com - *Chief Information Officer*
- ADP Brokerage - *Director Advanced Systems Development*

Ed Powers
Senior VP, Operations

- 19 years experience
- Private Escapes - *Co-founder, Executive Vice President, Operations*
- Center Partners, Inc., - *Vice President Corporate Planning and Development*
- Sorcia Inc., - *Vice President of Operations*

Steve Healy
Senior VP, Sales

- 10 years experience
- Stirling Sotheby's International Realty - *Sales Executive*

Ultimate Escapes
LUXURY DESTINATION CLUBS

Industry Overview



Elite Club – Happy Valley
Scottsdale, Arizona

5,500 square feet
4 Bedrooms, 4 Bathrooms
Outdoor Heated Pool/Spa
Golf Front – Guest Casita

Evolution of Luxury Shared-Use Industry

	Traditional Timeshare	Traditional Fractional Interests (TFI)	High-End Fractional Interests (HFI)	Private Residence Clubs (PRC)	Destination Clubs (DC)
Location	Major U.S. Vacation Destinations	Primarily Ski-Oriented	North American Vacation Destinations and Urban Locations	North American Vacation Destinations and Urban Locations	Worldwide Destinations
Target Market	Middle-to-Lower Income	Middle-to-Upper Income	Upper Income	Luxury	Super Luxury
Time/Unit	One Week	Three to Thirteen Weeks	Three to Thirteen Weeks	Three to Thirteen Weeks	Two to Six Weeks
Avg Price Cost/Unit Cost/SF	$10,000-$40,000	$115,650 $10,500/week <$500/sf	$187,500 $29,425/week $500-$999/sf	$290,000 $59,335/week >$1,000/sf	$100,000-$500,000
Ownership Structure	Right-to-Use Non-Equity	Equity Ownership	Equity Ownership	Equity Ownership	Right-to-Use Non-Equity
Key Players	Marriott, Disney, Hilton, Wyndham	Marriott, Hyatt, Grand Summit	Marriott, Hyatt	Ritz-Carlton, Four Seasons, Auberge	Exclusive Resorts, Ultimate Escapes

Luxury target market in United States of 6.7 million “millionaires” with assets of at least $1 million and 840,000 “pentamillionaires” with assets of at least $5 million, excluding housing[1]

(1) 2008 estimate from Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets

Industry Overview

- **Destination club industry started in 1999**; Rapid growth of new clubs from 2003-2007 with over 30 clubs started; Rapid consolidation in 2007-2008, resulting in 2 dominant large "global" destination clubs
- **The Destination Club industry today is dominated by two major players** and a number of smaller competitors
- **Ultimate Escapes and Exclusive Resorts together maintain an 82% global market share**
- **Large Market Opportunity** - Luxury target market in United States of 6.7 million "millionaires" with assets of at least $1 million and 840,000 "pentamillionaires" with assets of at least $5 million, excluding housing[1]



3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,200 (59%)
1,225 (23%)
400 (7%)
150 (3%)
120 (2%)
300 (6%)
Exclusive Resorts
Ultimate Escapes
Quintess
A&K Residence Club
M Residences
Other Clubs

Ultimate Escapes
LUXURY DESTINATION CLUBS

(1) 2008 estimate from Spectrem Group, a consulting and market research firm specializing in affluent and retirement markets


Ultimate Escapes Overview
Elite Club – Villa Paraiso
Los Cabos, Mexico
5,567 square feet
4 Bedrooms, 4 Bathrooms
Outdoor Heated Pool/Spa
Oceanfront

Company History

- Company was founded by Jim Tousignant in 2004. Seasoned management team has worked together for 15-20 years in various successful ventures
- Strong history of consistent annual member growth and revenue growth through organic sales and accretive transactions, including:
  - **May 2007 – Purchased $125 million of real estate assets from Tanner & Haley bankruptcy for $105 million cash**
    - Signed new membership agreements with 645 members
  - **February 2008 – Purchased $17 million of real estate assets Ventures Equity Vacation Club for $12 million cash**
    - Signed new membership agreements with 19 members
  - **September 2009 – Acquired $50 million of real estate assets from Private Escapes for 8% ownership of Ultimate Escapes**
    - Signed new membership agreements with 387 members

Membership Demographics

- Members are primarily concentrated within 100-mile radius of top 30 metropolitan areas of the United States
- Member demographics (based on member survey):
  - Highly educated (95%+ undergraduate/masters/doctorate degrees)
  - Majority own businesses, are senior executives or professionals (doctors, lawyers, etc.)
  - High net worth: $5+ million
  - High annual income: $500,000+
  - Primary home value: $2-3 million; 50% own 2nd home
  - Members are active travelers (4-6 weeks per year)
  - Members are active in other private clubs/associations

Membership Offerings

- Ultimate Escapes operates a family of 3 distinct luxury destination clubs targeting $1 million, $2 million and $3 million average home value categories



Ultimate Escapes®
Premiere Club℠
$1 million home value
(201 members)
Signature Club℠
$2 million home value
(550 members)
Elite Club℠
$3 million home value
(487 members)

- ***The Ultimate Collection*℠** offers club members access to more than 140 of the world's most desirable 4 and 5-star independent luxury hotels in major cities and resorts in Europe, Middle East, Asia, Africa, South America and North America
- ***The Ultimate Reciprocity Program*℠** provides members with flexible reciprocity access to participating luxury fractional and private residence club (PRC) resort properties

Ultimate Escapes
LUXURY DESTINATION CLUBS

Membership Plan Pricing

	Premiere Club℠ *($1 mm home values)*	Signature Club℠ *($2 mm home values)*	Elite Club℠ *($3 mm home values)*
Membership Fee	$70,000 - $150,000	$145,000 - $300,000	$200,000 - $450,000
Included Days	14 - 60	14 - 60	14 - 60
Advanced Reservations	1 - 5	1 - 5	1 - 5
Holiday Reservations	1* - 2	1* - 2	1* - 2
Space Available	Inside 90 - 180 Days	Inside 90 - 180 Days	Inside 90 - 180 Days
Annual Dues	$8,000 - $17,000	$11,500 - $35,500	$16,000 - $49,000

(*) Bronze Members receive Advanced Holiday Reservation every other year

Ultimate Escapes
LUXURY DESTINATION CLUBS

Escape Planners and Local Hosts

Provide range of member services and concierge services for each club reservation, offering both bundled "base services" and a la carte "premium services" for extra fee:

- Pre-arrival member travel planning
- Pre-stocking of kitchen and wine cellar
- Private chef services
- Destination activities, tours and excursions
- Theatre tickets, golf tee times or spa
- In-residence maid, chef, nanny
- Other member services as needed



#1 Club in Global Destinations

130+ homes available in 45 worldwide destinations





Beaches and Shores		Golf and Leisure	Mountains and Trails	Metropolitan
• Abaco, Bahamas	• Nevis, West Indies	• Bend, OR	• Beaver Creek, CO	• Chicago, IL
• Big Island, HI	• Punta Cana, DR	• Boca Raton, FL	• Breckenridge, CO	• London, England
• BVI Yacht	• Punta Mita, MX	• Kiawah Island, SC	• Copper Mountain, CO	• New York, NY
• Candlewood Lake, CT	• St. Thomas, USVI	• La Costa, CA	• Deer Valley, UT	• Paris, France
• Costa Rica	• Turks & Caicos	• La Quinta, CA	• Jackson Hole, WY	
• Delray Beach, FL	• Watercolor, FL	• Lake George, NY	• Lake Tahoe, NV	
• Belize		• Lake Las Vegas, NV	• Steamboat Springs, CO	
• Indian Rocks, FL		• Naples, FL	• Stowe, VT	
• Key West, FL		• Orlando, FL	• Sun Valley, ID	
• Los Cabos, Mexico		• Outer Banks, NC	• Telluride, CO	
• Maui, HI		• Reynolds Plantation, GA		
• Miami Beach, FL		• Scottsdale, AZ		
		• Tuscany, Italy		

Ultimate Escapes
LUXURY DESTINATION CLUBS

Smart Home Technology Platform

- Designed to improve member experience, control operating costs and differentiate Ultimate Escapes from competition
  - SMART CARD controls music and multimedia services, digital family photo library, lighting, temperature, and home security, providing members with personalized, safe and friendly vacation experiences



Wi fi
High-speed Internet
Computers
Ipod
Sound System
Fax Machine
Kindle Reader
Printers
Hi Def Television
Gaming Systems
Home Security
Video Surveillance

Ultimate Escapes
LUXURY DESTINATION CLUBS


Annual Member Renewal Rates
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
99%
99%
99%
97%
2006
2007
2008
2009


Valuation
Signature Club – Riga Salcio
Tuscany, Italy
3,000 square feet
3 Bedrooms, 3 Bathrooms
Outdoor Heated Pool
17 acres – private vineyard

Transaction Valuation

Implied Transaction Valuations *($ and shares in thousands except per share)*	Up-Front 2009E	w/ Full Contingent 2010P	 2011P
SPAC trust per share	$7.94	$7.94	$7.94
SPAC Management Shares	943.6	943.6	943.6
SPAC Common Shares [a]	3,774.3	3,774.3	3,774.3
SPAC Warrants [b]	-	-	-
Current UE Mgt. Shares	7,178.8	10,178.8	14,178.8
Total Diluted Shares (treasury)	11,896.8	14,896.8	18,896.8
Pro forma Diluted Equity Value	$94,460.4	$118,280.4	$150,040.4
plus: Existing Debt [c]	126,000.0	86,000.0	86,000.0
less: Existing Balance Sheet Cash	(10,000.0)	(10,000.0)	(10,000.0)
less: Cash Assuming Minimum (net of expenses) [a]	(20,000.0)	(20,000.0)	(20,000.0)
Pro forma diluted enterprise value (Diluted TEV)	$190,460.4	$184,280.4	$216,040.4
Diluted TEV/ Adjusted EBITDA	**10.0x**	**8.0x**	**6.8x**
Price / Diluted Adjusted EPS	**23.6x**	**11.9x**	**9.2x**

Industry Median	2009E	2010P	2011P
Diluted TEV/ Adjusted EBITDA [d]	**13.7x**	**14.5x**	**na**

Notes:

(a) Assumes $30 million in trust at closing exclusive of forward sales arrangements, fees and expenses

(b) Treasury Method diluted shares outstanding assumes all warrants are amended to an exercise price of $8.80

(c) Assumes $40.0 million reduction in debt from the sale of excess real estate in 2010

(d) Industry universe includes HST, AHT, BEE, SHO, LHO, DRH, MAR, HOT and WYN

Comparable Analysis

Company	Ticker	Price as of 10/13/2009	Enterprise Value	Sales		EBITDA		EPS	
				CY 2009E	CY 2010P	CY 2009E	CY 2010P	CY 2009E	CY 2010P
Luxury Hospitality REITs									
Host Hotels & Resorts Inc.	HST	$11.28	$11,838.2	$4,178.3	$4,089.3	$799.6	$740.0	($0.43)	($0.39)
Ashford Hospitality Trust Inc.	AHT	3.76	3,001.7	959.7	939.6	252.3	226.8	na	na
Strategic Hotels & Resorts, Inc.	BEE	2.29	2,235.8	753.5	715.4	120.2	110.2	(1.73)	(1.66)
Sunstone Hotel Investors Inc.	SHO	7.45	2,090.8	761.9	713.9	168.7	153.3	(2.58)	(0.90)
LaSalle Hotel Properties	LHO	19.96	1,952.3	605.5	572.9	153.1	134.3	(0.46)	(0.57)
Diamondrock Hospitality Co.	DRH	8.54	1,760.2	584.6	570.1	112.3	103.5	(0.06)	(0.11)
Luxury Hospitality Operators									
Marriott International, Inc.	MAR	$27.20	$12,407.9	$10,698.8	$10,844.5	$823.3	$828.2	$0.84	$0.87
Starwood Hotels & Resorts Worldwide Inc.	HOT	33.97	10,041.7	4,652.3	4,628.4	734.1	726.3	0.67	0.62
Wyndham Worldwide Corporation	WYN	17.84	6,570.5	3,640.1	3,460.5	782.1	738.9	1.68	1.48
Ultimate Escapes Holdings, LLC				**$44.5**	**$55.1**	**$19.0**	**$23.0**		

Company	2008A - 2010P CAGR		Dividend Yield	EBITDA Margin		TEV / EBITDA		Price / EPS	
	Revenue	EBITDA		CY 2009E	CY 2010P	CY 2009E	CY 2010P	CY 2009E	CY 2010P
Luxury Hospitality REITs									
Host Hotels & Resorts Inc.	(13.2%)	(27.9%)	8.7%	19.1%	18.1%	14.8x	16.0x	nm	nm
Ashford Hospitality Trust Inc.	(3.4%)	(9.5%)	0.0%	26.3%	24.1%	11.9	13.2	na	na
Strategic Hotels & Resorts, Inc.	(14.4%)	(31.4%)	0.0%	15.9%	15.4%	18.6	20.3	nm	nm
Sunstone Hotel Investors Inc.	(13.7%)	(23.0%)	0.0%	22.1%	21.5%	12.4	13.6	nm	nm
LaSalle Hotel Properties	(7.0%)	(19.2%)	0.2%	25.3%	23.4%	12.7	14.5	nm	nm
Diamondrock Hospitality Co.	(10.5%)	(26.4%)	0.0%	19.2%	18.2%	15.7	17.0	nm	nm
Median	(11.8%)	(24.7%)	0.0%	20.7%	19.8%	13.8x	15.3x	na	na
Mean	(10.3%)	(22.9%)	1.5%	21.3%	20.1%	14.4	15.8	na	na
Luxury Hospitality Operators									
Marriott International, Inc.	(8.6%)	(22.0%)	0.0%	7.7%	7.6%	15.1x	15.0x	32.2x	31.4x
Starwood Hotels & Resorts Worldwide Inc.	(13.3%)	(22.0%)	2.7%	15.8%	15.7%	13.7	13.8	50.5	55.1
Wyndham Worldwide Corporation	(10.9%)	(9.0%)	0.9%	21.5%	21.4%	8.4	8.9	10.6	12.0
Median	(10.9%)	(22.0%)	0.9%	15.8%	15.7%	13.7x	13.8x	32.2x	31.4x
Mean	(10.9%)	(17.7%)	1.2%	15.0%	14.9%	12.4	12.6	31.1	32.8
Consolidated Median	(10.9%)	(22.0%)	0.0%	19.2%	18.2%	13.7x	14.5x	32.2x	31.4x
Consolidated Mean	(10.5%)	(21.2%)	1.4%	19.2%	18.4%	13.7	14.7	31.1	32.8
Ultimate Escapes Holdings, LLC	**37.7%**	**nm**	**0.00%**	**42.7%**	**41.7%**				

Sources: Capital IQ; Thomson IBES Consensus for forward estimates

Ultimate Escapes™
LUXURY DESTINATION CLUBS


Summary
Signature Club – Villa Paradiso
Nevis, West Indies
3,200 square feet
3 Bedrooms, 4 Bathrooms
Outdoor Pool
Beach Views

Summary

- Ultimate Escapes is a market leader in the luxury destination club market and is the #1 destination club as measured by number of global destinations and #2 as measured by number of members
- Excellent long-term revenue visibility, driven by recurring revenue
- Rapid growth-to-date expected to continue, both organically and via accretive transactions
- Seasoned, experienced management team has worked together for 15-20 years in various successful ventures, including public company/IPO experience
- Transaction value of $186 million with real estate portfolio appraised at $167 million, based on recent appraisals by primary lender (CapitalSource)
- Attractive economics - pro forma 2009 & 2010 EBITDA multiples are 26.7% & 44.9% discount to respective public company comparables[1]

Ultimate Escapes
LUXURY DESTINATION CLUBS

(1) Discount based on the industry median multiples defined on slide 31

Appendix


Elite Club – Country Club Drive
Telluride, Colorado
3,337 square feet
4 Bedrooms, 5 Bathrooms
Outdoor Heated Spa

Senior Management Track Record

- **Jim Tousignant, President and CEO** - history of successful entrepreneurial ventures with high growth companies:
  - Founded Ultimate Resort in 2004; grew business to become 2nd largest destination club with over 800 members; purchased certain assets from Tanner & Haley bankruptcy in 2007; purchased certain assets from Equity Ventures Vacation Club in 2008
  - Co-founded Multex.com in 1993; raised over $50 million in venture capital and led Multex to successful $42 million IPO in 1999; acquired four companies and grew annual revenues to $100 million; Multex was sold to Reuters in 2003
- **Rich Keith, Chairman** - history of successful entrepreneurial ventures with high growth companies:
  - Founded Private Escapes in 2003 and grew to become the 3rd largest destination club with over 400 members
  - Co-Founded Center Partners in 1996; sold to WPP Group in 1999

Ultimate Escapes
LUXURY DESTINATION CLUBS

Property Themes

Beaches & Shores (Cabo, Mexico)



Golf & Leisure (Scottsdale, Arizona)



Metropolitan (New York, NY)



Mountains & Trails (Telluride, CO)



Ultimate Escapes
LUXURY DESTINATION CLUBS

Timeshare Market – 20+ Years of Strong Growth

(Set Stage for Recent Expansion into Luxury Markets)


TIMESHARE SALES 1975-2008
Timeshare Sales Trends
Billions of Dollars
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1975
1980
1985
1990
1995
2000
2005
$9.7 Billion In 2008
Annual CAGR 2000-2008: 11.1%
Source: Ragatz Associates

<u>Timeshare Industry Metrics (Source: ARDA)</u>

- $9.7 billion sales in 2008 (down 8% from 2007; impacted by soft market for securitized receivables)
- 1,629 timeshare resorts in 2008
- 7 million timeshare intervals owned; 99% participate in exchanges (RCI or Interval)
- 4.7 million timeshare owner households
- Occupancy of 82% in 2008
- Consistent growth during wars, recessions, oil embargo, 9/11

Ultimate Escapes
LUXURY DESTINATION CLUBS

$1.5 Billion Luxury Shared-Use Market

(Luxury Shared-Use Market: Similar Growth Dynamics As Timeshare)

PRC, DESTINATION CLUB & LUXURY FRACTIONAL SALES 1999-2008


(000s)
$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Annual CAGR 2000-2008: 32.5%
$121
$329
$350
$373
$513
$1,075
$1,532
$1,800
$2,297
$1,525
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Source: Ragatz Associates

Ultimate Escapes
LUXURY DESTINATION CLUBS

Competition - "Smart Money" Entering Market

- Steve Case (AOL) and Perry Capital invested $90+ million in Exclusive Resorts
- Fortress Investment Group acquired Crecendo and BellHavens in late 2008 and launched *A&K Residence Club*
- Marriott launched *Ritz Carlton Destination Club* in early 2009
- Other major resort and hospitality brands interested in entering destination club market

Ultimate Escapes
LUXURY DESTINATION CLUBS

Smart Home Technology

Integrates smart-card technology, computers, home music and entertainment, lighting, HVAC, security and energy systems with Ultimate Escapes' proprietary web-based technology platform



Elite Club – Terrace Green
La Quinta, CA (PGA West)

4,400 square feet
5 Bedrooms, 5 Bathrooms
Outdoor Heated Pool/Spa
PGA West – Golf front

Smart Homes Reduce Energy Costs

- Improves operating efficiency and scalability
  - Significant cost savings due to reduced energy, water and labor
  - Modular and easily expandable
  - Proactive remote monitoring and intervention



Water Heater
Power / Lighting
HVAC
Window Shades
Ultimate SmartHomes™
Irrigation System
Audio Visual
Pool
Security

Smart Home Technology Rollout

Phase I Systems

- Pool Monitoring
- Lights
- HVAC
- Irrigation
- Water flow
- Electrical Meter

Phase II Systems

- Irrigation
- LED Lighting
- Solar Power Panels
- Two Way Power Meters
- Wind Power
- Geothermal Heating

Ultimate Escapes LUXURY DESTINATION CLUBS